                           MASTER SECURITY AGREEMENT

         THIS MASTER SECURITY AGREEMENT, made as of November 20, 1997 (the "Agreement"), by and between General Electric Capital Corporation, a New York corporation with an address at 7700 Irvine Center Drive, Suite 400, Irvine, CA ("Secured Party"), and AB Plastics Corporation, a corporation organized and existing under the laws of the state of with its chief executive office located at 15730 S. Figuera St., Gardena, CA 90248 ("Debtor").

         In consideration of the promises herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

1.     CREATION OF SECURITY INTEREST.

         Debtor hereby gives, grants and assigns to Secured Party, its successors and assigns forever. a security interest in and against any and all property listed on any collateral schedule now or hereafter annexed hereto or made a part hereof ("Collateral Schedule"), and in and against any and all additions, attachments. accessories and accessions thereto, any and all substitutions. replacements or exchanges therefor, and any and all insurance and/or other proceeds thereof (all of the foregoing being hereinafter individually and collectively referred to as the "Collateral"). The foregoing security interest is given to secure the payment and performance of any and all debts, obligations and liabilities of any kind, nature or description whatsoever (whether primary. secondary. direct, contingent. sole, joint or several. or otherwise. and whether due or to become due) of Debtor to Secured Party. now existing or hereafter arising, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "Notes" and each a "Note"). and any renewals. extensions and modifications of such debts, obligations and liabilities (all of the foregoing being hereinafter referred to as the "Indebtedness"). Notwithstanding the foregoing, and notwithstanding anything to the contrary contained elsewhere in this Agreement. to the extent that Secured Party asserts a purchase money security interest in any items of Collateral ("PMSI Collateral"): (i) the PMSI Collateral shall secure only that portion of the Indebtedness which has been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the "PMSI Indebtedness"), and (ii) no other Collateral shall secure the PMSI Indebtedness.

2.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

         Debtor hereby represents. warrants and covenants as of the date hereof and as of the date of execution of each Collateral Schedule hereto that:

         (a) Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the first paragraph of this Agreement, has its chief executive offices at the location set forth in such paragraph, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

         (b) Debtor has adequate power and capacity to enter into, and to perform its obligations, under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing being hereinafter referred to as the "Debt Documents");

         (c) This Agreement and the other Debt Documents have been duty authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable under all applicable laws in accordance with their terms, except to the extent that the enforcement of remedies may be limited, under applicable bankruptcy and insolvency laws;

         (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by, Debtor of any of the Debt Documents, except such as may have already been obtained;

         (e) The entry into, and performance by, Debtor of the Debt
Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to, any indenture mortgage, deed of trust. bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

         (f) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents;

         (g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change;

         (h) The Collateral is not. and will not be. used by Debtor for personal, family or household purposes;

         (i) The Collateral is. and will remain. in good condition and repair and Debtor will not be negligent in the care and use thereof;

         (j) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement; and

         (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of every kind. nature and description. except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the reasonable judgment of Secured Party. any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's. mechanic's. repairmen's and similar liens arising by operation of law in the normal course of business for amounts which arc not delinquent (all of such permitted liens being hereinafter referred to as "Permitted Liens").

3.     COLLATERAL.

         (a) Until the declaration of any default hereunder. Debtor shall remain in possession of the Collateral: provided. however. that Secured Party shall have the right to possess (i) any chattel paper or instrument th3( constitutes a part of the Collateral. and (ii) any other Collateral which because of its nature may require that Secured Party's security interest therein be perfected by possession. Secured Party, its successor and assigns, and (heir respective agents, shall have the right to examine and inspect any of the Collateral at any time during normal business hours. Upon any request from Secured Party. Debtor shall provide Secured Party with notice of the then current location of the Collateral.

         (b) Debtor shall (i) use the Collateral only in its trade or business. (ii) maintain all of the Collateral in good condition and working order, (iii) use and maintain the Collateral only in compliance with all applicable laws. and (iv) keep all of the Collateral free and clear of all liens. claims and encumbrances (except for Permitted Liens).

         (c) Debtor shall not. without the prior written consent of Secured Party. (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent. lease, mortgage. grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

         (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral. on the use thereof, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance. insurance and preservation of the Collateral or to effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor shall reimburse Secured Party, on demand, for any and all costs and expenses incurred by Secured Party in connection therewith and agrees that such reimbursement obligation shall be secured hereby.

         (e) Debtor shall, at all times. keep accurate and complete records of the Collateral. and Secured Party, its successors and assigns, and their respective agents, shall have the right to examine. inspect, and make extracts from all of Debtor's books and records relating to the Collateral at any time during normal business hours.

         (f) If agreed by the parties, Secured Party may, but shall in no event be obligated to, accept substitutions and exchanges of property for property. and additions to the property, constituting all or any part of the Collateral. Such substitutions, exchanges and additions shall be accomplished at any time and from time to time, by the substitution of a revised Collateral Schedule for the Collateral Schedule now or hereafter annexed. Any property which may be substituted, exchanged or added as aforesaid shall constitute a portion of the Collateral and shall be subject to the security interest granted herein. Additions to. reductions or exchanges of, or substitutions for, the Collateral, payments on account of any obligation or liability secured hereby, increases in the obligations and liabilities secured hereby, or the creation of additional obligations and liabilities secured hereby. may from time to time be made or occur without affecting the provisions of this Agreement or the provisions of any obligation or liability which this Agreement secures.

         (g) Any third person at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent of. and as pledge holder for. Secured Party. At any time and from time to time. Secured Party may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of and as pledge holder for the Secured Party.

4.     INSURANCE.

         The Collateral shall at all times be held at Debtor's risk, and Debtor shall keep it insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and where requested by Secured PV, against other risks as required thereby, for the full replacement value thereof, with companies, in amounts and under policies acceptable to Secured Party. Debtor shall, if Secured Party so requires, deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as loss payee thereunder, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide for thirty (30) days written notice to Secured Party of the cancellation or material modification thereof. Debtor hereby appoints Secured Party as its attorney in fact to make proof of loss, claim for insurance and adjustments with insurers. and to execute or endorse all documents. checks or drafts in connection with payments made as a result of any such insurance policies. Proceeds of insurance shall be applied. at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness secured hereby.

5.     REPORTS.

         (a) Debtor shall promptly notify Secured Party in the event of (i) any change in the name of Debtor, (ii) any relocation of its chief executive offices, (iii) any relocation of any of the Collateral, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance attaching or being made against any of the Collateral other than Permitted Liens.

         (b) Debtor agrees to furnish its annual financial statements and such interim statements as Secured Party may require in form satisfactory to Secured Party. Any and all financial statements submitted and to be submitted to Secured Party have and will have been prepared on a basis of generally accepted accounting principles, and are and will be complete and correct and fairly present Debtor's financial condition as at the date thereof. Secured Party may at any reasonable time examine the books and records of Debtor and make copies thereof.

6.     FURTHER ASSURANCES.

         (a) Debtor shall. upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and do such other acts and things, as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral. and shall obtain and furnish to Secured Party any subordinations, releases, landlord, lessor, or mortgagee waivers. and similar documents as may be from time to time requested by, and which are in form and substance satisfactory to Secured Party.

         (b) Debtor hereby grants to Secured Party the power to sign Debtors name and generally to act on behalf of Debtor to execute and rile applications for title. transfers of title, financing statements. notices of lien and other documents pertaining to any or all of the Collateral. Debtor shall. if any certificate of title be required or permitted by law for any of the Collateral. obtain such certificate showing the lien hereof with respect to the Collateral and promptly deliver same to Secured Party.

         (c) Debtor shall indemnify and defend the Secured Party. its successors and assigns. and their respective directors, officers and employees, from and against any and all claims. actions and suits (including, without limitation, related attorneys' fees) of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any of the Collateral.

7.     EVENTS OF DEFAULT.

         Debtor shall be in default under this Agreement and each of the other Debt Documents upon the occurrence of any of the following "Event(s) of Default":

         (a) Debtor fails to pay any installment or other amount due or coming due under any of the Debt Documents within ten (10) days after its due date;

         (b) Any attempt by Debtor. without the prior written consent of Secured Party, to sell. rent. lease. mortgage. grant a security interest in. or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

         (c) Debtor fails to procure, or maintain in effect at all times. any of the insurance on the Collateral in accordance with Section 4 of this Agreement;

         (d) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure the same within thirty (30) days after written notice thereof;

         (e) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

         (f) Any of the Collateral being subjected to. or being threatened with, attachment. execution, levy, seizure or confiscation in any legal proceeding or otherwise;

         (g) Any default by Debtor under any other agreement between Debtor and Secured Party;

         (h) Any dissolution, termination of existence, merger, consolidation, change in controlling ownership, insolvency, or business failure of Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "Guarantor"), or if Debtor or any Guarantor is a natural person, any death or incompetency of Debtor or such Guarantor;

         (i) The appointment of a receiver for all or of any part of the property of Debtor or any Guarantor, or any assignment for the benefit of creditors by Debtor or any Guarantor; or

         (j) The filing of a petition by Debtor or any Guarantor under any bankruptcy, insolvency or similar law, or the filing of any such petition against Debtor or any Guarantor if the same is not dismissed within thirty
(30) days of such Filing.

8.     REMEDIES ON DEFAULT.

         (a) Upon the occurrence of an Event of Default under this Agreement, the Secured Party, at its option, may declare any or all of the Indebtedness, including without limitation the Notes, to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

         (b) Upon such declaration of default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession and/or remove said Collateral from said premises, (iii) sell the Collateral at public or private sale, in whole or in part. and have the right to bid and purchase at said sale, and/or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice which Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

         (c) Proceeds from any sale or lease or other disposition shall be applied: first. to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third. to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorsor, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

         (d) In the event this Agreement, any Note or any other Debt Documents are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision hereof, Debtor agrees to pay all reasonable attorneys' fees incurred by Secured Party, and further agrees that payment of such fees is secured hereunder. Debtor and Secured Party agree that such fees to the extent not in excess of twenty percent (20%) of subject amount owing after default (if permitted by law, or such lesser sum as may otherwise be permitted by law) shall be deemed reasonable.

         (e) Secured Party's rights and remedies hereunder or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right. power or privilege preclude any other or further exercise thereof or the exercise of any other right. power or privilege. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement. instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

         (f) DEBTOR HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY. THIS AGREEMENT. ANY OF THE OTHER DEBT DOCUMENTS ANY OF THE INDEBTEDNESS SECURED HEREBY. ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING. WITHOUT LIMITATION. CONTRACT CLAIMS. TORT CLAIMS. BREACH OF DUTY CLAIMS. AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE. MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS. RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

9.     MISCELLANEOUS.

         (a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor. and Debtor hereby waives any defense, counterclaim or cross-complaint by Debtor against any assignee, agreeing that Secured Party shall be solely responsible therefor.

         (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth hereinabove (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closer.

         (c) Secured Party may correct patent errors herein and fill in all blanks herein or in any Collateral Schedule consistent with the agreement of the parties.

         (d) Time is of the essence hereof. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives. successors and assigns. and shall inure to the benefit of Secured Party, its successors and assigns.

         (e) This Agreement and its Collateral Schedules constitute the en6re agreement between the parties with respect to the subject matter hereof and supercede all prior understandings (whether written, verbal or implied) with respect thereto. This Agreement and its Collateral Schedules shall not be changed or terminated orally or by course of conduct, but only by a writing signed by both parties hereto. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation hereof.

         (f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shaft automatically be reinstated in the event that Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

         IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.


SECURED PARTY:                             DEBTOR:

General Electric Capital Corporation       AB Plastics Corporation

By: /s/ W. Muramoto                        By: /s/ Paul J. Iacono
    ---------------------------------         ----------------------------------

Title: Regional Credit Analyst             Title: Vice President-Finance and CFO
       ------------------------------            -------------------------------

                                 AMENDMENT TO
                           MASTER SECURITY AGREEMENT
                            DATED NOVEMBER 20, 1997

THIS AMENDMENT is made as of the 20th day of November 1997 between General Electric Capital Corporation and AB Plastics Corporation in connection with that certain Master Security Agreement dated November 20, 1997 ("Agreement"). The terms of this Amendment are hereby incorporated into the Agreement as though fully set forth therein. The Agreement is hereby amended as follows:

SECTION 1.      CREATION OF SECURITY INTEREST.

         In the second sentence after the word arising, delete "including, but not limited to" and replace with "arising" out of or relating "

SECTION 2.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

         (a) After Debtor is delete " and will remain"

         (b) After laws add ", and subject to general principles of equity."

         (c) After principles add "and subject to no-material audit adjustments with respect to unaudited statements," and after change add "in Debtor's financial condition;"

         (e) After Secured Party add "and Debtor's working capital lender"

         (i) After repair add ", ordinary wear and tear from proper use excepted."

SECTION 3.      COLLATERAL.

         (a) After time, add "upon 24 hours notice and" and after hours add "and without undue disruption of Debtor's business."

         (b)(ii) after order add "(ordinary wear and tear from proper use excepted.)"

         (e) After time add "upon 24 hours notice and" and after hours add "and without undue disruption of Debtor's business."

SECTION 4.      INSURANCE.

         Delete last sentence and replace with: "Debtor appoints Secured Party during the continuance of an Event of Default, as its attorney in fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks, or drafts in connection with payments made as a result of any such insurance policies. Unless an Event of Default shall be continuing, proceeds of insurance shall be made available to Debtor to be applied to repair or replace the Collateral; and during the continuance of an Event of Default, Secured party shall either make such proceeds available to Debtor as aforesaid or apply same to the indebtedness. "

SECTION 5.      REPORTS.

         (b) In the second sentence after thereof add "subject to non-material audit adjustments with respect to unaudited statements."; in the last sentence after may add "at its expense" and after time add "upon 24 hours notice and without undue disruption of Debtor's business."

SECTION 6.      FURTHER ASSURANCES.

         (c)      After related add "reasonable"

SECTION 7.      EVENTS OF DEFAULT.

         In the first sentence after occurrence add "and during the continuance"

         (g) After Secured Party add "after expiration of any cure period provided therein."

         (h) Replace sentence with: "Any dissolution, termination or existence, insolvency or business failure of Debtor or any guarantor or other obligor for any of the Indebtedness (collectively, "Guarantor"), or if Debtor or any Guarantor is a natural person, any death or incompetency of Debtor or such Guarantor, or any merger or consolidation of Debtor into another entity, or of another entity into Debtor, that results in a material adverse change in the surviving entity's financial condition as compared to Debtor's financial condition immediately before such mercer or consolidation." (i ) After Guarantor add "which is not dismissed within sixty (60) days."

SECTION 8.      REMEDIES OF DEFAULT.

         (a) After occurrence add "and during the continuance"

         (b)(i) After Debtor add " to the extent that accounts owed by such account debtor are part of the Collateral"

         (b)(iii) After least change five to "ten ( 10)"

         (c) After disposition add "of Collateral" and after limitation add "reasonable"

         (d) Delete the last sentence

         (f) Delete the word Debtor starting the paragraph and replace with "Each Party"

SECTION 9.      MISCELLANEOUS.

         (a) Delete without and replace with "with written"

         (f) In the second sentence after exist end with a period and delete the remainder of the sentence.

TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment by signature of their respective authorized representative set forth below.


SECURED PARTY:                            DEBTOR:

General Electric Capital Corporation      AB Plastics Corporation

By: /s/ W. Muramoto                       By: /s/ Paul J. Iacono
    ---------------------------------         ----------------------------------

Title: Regional Credit Analyst            Title: Vice President-Finance and CFO
       -------------------------------           ------------------------------

                                    FORM OF
                                PROMISSORY NOTE

                             ---------------------
                                    (Date)

         15730 S. Figueroa St., Gardena, Los Angeles County, CA 90248

--------------------------------------------------------------------------------
                              (Address of Maker)

FOR VALUE RECEIVED, AB Plastics Corporation ("Maker") promises, jointly and severally if more than one, to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a "Payee") at its office located at 7700 Irvine Center Drive, Suite 400, Irvine, CA 92713 or at such other place as Payee or the holder hereof may designate. the principal sum of Three Million Eleven Thousand Four Hundred Thirty-Seven and 16/100 Dollars ($3,011,437.16), with interest thereon. from the date hereof through and including the dates of payment, at a fixed interest rate of Nine and 47/100 percent (9.47%) per annum. to be paid in lawful money of the United States, in Fifty-nine (59) consecutive monthly installments of principal and interest of Sixty-Three Thousand Two Hundred One and 64/100 Dollars ($63.201.64) each ("Periodic Installment") and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on _________________ and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month (each, a "Payment Date"). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at an prior or subsequent time.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a "Security Agreement").

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate nor prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

The Maker may prepay in full, but not in part, its entire indebtedness hereunder upon payment of an additional sum as a premium equal to the following percentages of the original principal balance for the indicated period:

Prior to the first annual anniversary date of this Note:    three percent   (3%)
Thereafter and prior to the second annual anniversary        zero percent   (0%)
date of this Note:
Thereafter and prior to the third annual anniversary         zero percent   (0%)
date of  this Note:
Thereafter and prior to the fourth annual anniversary        zero percent   (0%)
date of this Note:
Thereafter and prior to the fifth annual anniversary         zero percent   (0%)
date of this Note:

and zero percent (0%) thereafter, plus all other sums due hereunder or under any Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws: accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law, as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rare exceeds the maximum lawful contract rate. shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness: provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person. other than the Maker, an "Obligor") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof. and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee's actual fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of (he amount then due shall be deemed reasonable attorneys

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS N0TE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING. WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUT0RY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes ill prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

                                           AB PLASTICS CORPORATION

________________________________________   By:__________________________________
(Witness)                                        (Signature)

________________________________________   _____________________________________
(Print name)                               (Print name and title, if applicable)

________________________________________   _____________________________________
(Address)                                  (Federal tax identification number)

                                    FORM OF
                              CORPORATE GUARANTY

                                                    Date: ________________, 19__


General Electric Capital Corporation
7700 Irvine Center Drive, Suite 400
Irvine, CA  92718

         To induce you to enter into, purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreement, chattel mortgages, Pledge agreements, conditional Sale contracts. lease agreements. and/or any other documents or instruments evidencing. or relating to, any lease, loan, extension of credit or other financial accommodation (collectively "Account Documents" and each an "Account Document") to AB Plastics Corporation, a corporation organized and existing under the laws of the State of Delaware ("Customer"), but without in any way binding you to do so, the undersigned, for good and valuable consideration. the receipt and sufficiency of which is hereby acknowledged, doe hereby guarantee to you. your successor and assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter. whether evidenced by an Account Document, on open account or otherwise, and whether it represents principal, interest, rent late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter other than unsecured trade payables, and does hereby further guarantee to you. your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you now or at any time hereafter other than unsecured trade payables (all such payment and performance obligations being collectively referred to as "Obligations"). Undersigned does hereby further guarantee to pay upon demand all losses, costs, attorneys' fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

         This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach or default of the Customer beyond any written cure period, or at any time thereafter during the continuance of such uncured breach, make demand upon the undersigned and retrieve payment and performance of the Obligations. with or without notice or demand for payment or performance by the Customer. its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election. without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

         The undersigned agrees that its obligations under this Guaranty shall be primary, absolute. continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness. validity, regularity and enforceability of the Account Documents or any other document;
(b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of or failure to have title to or perfect and maintain a security interest in. or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, other than payment of the Obligations.

         This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured. absolute. contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

         The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if it any time payment or performance of any of the Obligations (or any part thereof) is rescinded. reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If. by reason of any bankruptcy, insolvency or similar laws effecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned. such prohibition shall be of no force and effect, and you shall have the right to make demand upon. and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

         Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment. protest demand. and notice of protest, demand and dishonor of any of the Obligations. and the exercise of possessory, collection or other remedies for the Obligations. are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition, or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer. its successors or assigns. and you shall be binding upon and shall not affect the liability of the undersigned.

         Payment of all amounts now or hereafter owed to the undersigned by the Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you a.% a security therefor.

         THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY. THIS GUARANTY. THE OBLIGATIONS GUARANTEED HEREBY. ANY OF THE RELATED DOCUMENTS. ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF. AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING. WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS. BREACH OF DUTY CLAIMS. AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION. THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

       As used in this Guaranty, the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company unincorporated organization, or any government or any political subdivision thereof.

       This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing. course of performance or trade usage, nor any paid evidence of any kind. shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

       This Guaranty shall bind the undersigned's successors and assigns and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect undersigned's records, or at your option, undersigned shall furnish you with a current independent audit report.

         If any provisions of this Guaranty are in conflict with any applicable statute. rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

         Each signatory on behalf of a corporate guarantor warrants that he had authority to sign on behalf of such corporation and by so signing, to bind said guarantor corporation hereunder.

         IN WITNESS WHEREOF, this Guaranty is executed the day and year above written.

                                    Compass Plastics & Technologies, Inc.

                                    By:__________________________________
                                          (Signature)

                                    Title:_______________________________
                                          (Officer's Title)
ATTEST:____________________________
          Secretary/Assistant